Financial Instruments and Financial Risk Management	9 Months Ended
Sep. 30, 2025
Financial Instruments and Financial Risk Management
Financial Instruments and Financial Risk Management
11.
Financial Instruments and Financial Risk Management

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants. In arriving at a fair value measurement, the Company uses a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable. The three levels of inputs used to establish fair value are the following:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly for similar items in active markets; and

Level 3 – inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The Company’s policy is to recognize transfers into and out of fair value hierarchy levels at the end of the reporting period.

There were no transfers between Levels 1, 2 or 3 during the periods ended September 30, 2025 and December 31, 2024.

The following tables set forth the Company's financial assets measured at fair value by level within the fair value hierarchy for the periods indicated (in thousands):

September 30, 2025	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$51,895	$51,895
Investment in Aqualung	—	—	5,350	5,350

(1)
Includes $31.2 million and $20.7 million related to SWA Lithium and Texas Lithium, respectively.

December 31, 2024	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$48,138	$48,138
Investment in Aqualung	—	—	2,335	2,335

(1)
Includes $28.4 million and $19.7 million related to SWA Lithium and Texas Lithium, respectively.

The Financial asset - FID is measured at fair value. The fair value of the financial asset was determined using a probability weighted discounted cash flow methodology which uses the S&P corporate bond yield curve based on the credit rating of the counterparty and considers the probability of the occurrence of reaching a positive FID in either of the Company's Joint Ventures. During the nine months ended September 30, 2025, the Company recorded a fair value gain on financial asset – FID of $3.8 million. The increase in fair value is primarily attributable to the passage of time. During the nine months ended September 30, 2024, the Company recorded a fair value gain on financial asset – FID of $1.9 million.

The Company's investment in Aqualung is measured at fair value on a recurring basis. Information relating to Aqualung is considered when determining its fair value. In addition to company-specific information, the Company takes into account trends in general market conditions and the share performance of comparable publicly-traded companies when valuing privately-held investments. As discussed in Note 6, during the nine months ended September 30, 2025, the Company recorded a fair value gain on Investment in Aqualung of $2.8 million, primarily as a result of an equity investment transaction that was completed by Aqualung. There was no such gain recorded during the nine months ended September 30, 2024.

The Board has overall responsibility for the establishment and oversight of the Company's risk management framework. The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and in response to the Company’s activities. Management regularly monitors compliance with the Company’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Company.

The Company is exposed to various risks such as interest rate, credit, and liquidity risk. To manage these risks, management determines what activities must be undertaken to minimize potential exposure to risks. The objectives of the Company in managing risk are as follows:

•
maintaining sound financial condition;
•
financing operations; and
•
ensuring liquidity to all operations.

To satisfy these objectives, the Company monitors and manages these financial exposures as an integral part of its overall risk management program.

(i)
Credit risk

Credit risk is the risk of loss if counterparties do not fulfill their contractual obligations and arises principally from cash deposits. The maximum credit risk is the total of the Company's financial assets, including cash and financial asset – FID. The Company maintains substantially all of its cash with two financial institutions. The majority of cash held with these institutions exceeds the amount of insurance provided on such deposits.

(ii)
Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages this risk by careful management of its working capital (current assets less current liabilities) to try to ensure its expenditures will not exceed available resources. As of September 30, 2025 and December 31, 2024, the Company had working capital of $29.0 million and $27.5 million, respectively.

(iii)
Foreign exchange risk

Foreign exchange risk is the risk that the Company's financial instruments will fluctuate in value as a result of movement in foreign exchange rates. The Company does not use derivative instruments to reduce its exposure to foreign currency risk. The Company is exposed to currency risk through the following assets and liabilities denominated in USD (in thousands):

	September 30, 2025	December 31, 2024
Cash	$21,769	$8,057
Investment in Aqualung	5,350	2,335
Accounts receivable	900	—
Accounts payable	92	47

At September 30, 2025, US dollar amounts were converted at a rate of USD 1.00 to CAD 1.39153. A 10% increase or decrease in the Canadian dollar relative to the US dollar would result in a change of approximately $2.1 million in the Company’s comprehensive loss for the year to date. At December 31, 2024, US dollar amounts were converted at a rate of USD 1.00 to CAD 1.43763. A 10% increase or decrease in the Canadian dollar relative to the US dollar would result in a change of approximately and $0.8 million in the Company’s comprehensive loss for the year to date.